UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 27, 2021

GROWGENERATION CORP

(Exact Name of Registrant as Specified in its Charter)

Colorado	333-207889	46-5008129
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

930 W 7th Ave, Suite A

Denver, Colorado 80204

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (800) 935-8420

N/A

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GRWG	The NASDAQ Stock Market LLC

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 5.02 below is incorporated herein by reference.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 26, 2021, GrowGeneration Corp. (the “Company”) entered into an employment contract with Paul Rutenis, pursuant to which Mr. Rutenis has been appointed as Chief Merchandise Officer of the Company, effective as of June 21, 2021. Pursuant to the agreement, among other benefits, the Company has agreed to (i) pay Mr. Rutenis a base salary of $300,000 per annum, which shall increase 10% on January 1 of each calendar year; (ii) issue to Mr. Rutenis a total of 40,000 shares of common stock, vesting in six equal installments within three years starting from December 21, 2021; and (iii) pay a one-time relocation expense of $100,000.

A copy of the employment contract is filed herewith as Exhibit 10.1.

Mr. Rutenis has two decades of experience in retail spans management positions at several large public companies. Since 2018, Mr. Rutenis provides consulting services to multiple organizations on building added value to their inter working and achieving performance excellence. From 2015 to 2018, Mr. Rutenis served as Executive Vice President at West Marine, where he helped grow the top and bottom line by successfully moving the company to an omni-channel format that enhanced the company's brick-and-mortar format. From 2013 to 2015, he served at Radio Shack as Chief Merchandising Officer. From 2011 to 2012, at JCPenny, he was VP – Divisional Merchandise Manager, Furniture and Home Décor and promoted to SVP – General Merchandise Manager, Home from 2012 to 2013. From 2006 to 2011, at Dicks Sporting Goods, he helped drive sales and gross margin expansion in private label and branded products. Mr. Rutenis received his B.S. degree from Clemson University and holds an MBA from the University of St. Louis.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

On May 27, 2021, the Company published a press release regarding the appointment of Paul Rutenis as Chief Merchandise Officer of the Company.

A copy of the press release is attached hereto as Exhibit 99.1. The information contained in this Current Report on Form 8-K (including the exhibit) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
10.1	Employment Contract by and between GrowGeneration Corp. and Paul Rutenis, dated May 26, 2021
99.1	Press Release dated May 27, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 27, 2021	GrowGeneration Corp.

	By:	/s/ Darren Lampert
	Name:	Darren Lampert
	Title:	Chief Executive Officer

2